UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2023

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTYQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On February 14, 2023, Party City Holdco Inc. (the “Company”) entered into confidentiality agreements with certain holders of the Company’s 8.75% Senior Secured First Lien Notes due 2026 and Senior Secured First Lien Floating Rate Notes due 2025 (as amended from time to time, the “Confidentiality Agreements”). Pursuant to the Confidentiality Agreements, the Company agreed to publicly disclose certain information upon the occurrence of certain events (the “Cleansing Materials”), including an updated business plan prepared by the Company and provided to such holders, which is attached hereto as Exhibit 99.1.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason.

The information contained in Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this Form 8-K can be identified by the use of forward-looking terms such as “believes,” “expects,” “projects,” “forecasts,” “may,” “will,” “estimates,” “should,” “would,” “anticipates,” “plans” or other comparable terms. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date of this Form 8-K. You should not rely on forward-looking statements as predictions of future events. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the voluntary petitions (the “Chapter 11 Cases”) seeking relief under Chapter 11 of Title 11 of the United States Code filed by the Company and certain of its subsidiaries in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the second tranche of borrowings under Company’s debtor-in-possession facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from Chapter 11 Cases as a going concern; the consequences of the acceleration of the Company’s debt obligations; trading price and volatility of the Company’s common stock, and the ability of the Company to remain listed on the New York Stock Exchange, trading price and volatility of the Company’s indebtedness and other claims, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Cleansing Materials

104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: February 17, 2023	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer